FILED UNDER RULE 497(b)
FILE NO. 333-157039

    Proxy Statement/Prospectus

    March 2, 2009

    Important Voting Information Inside

    American Century World Mutual Funds, Inc.

American Century Investments
4500 Main Street
Kansas City, Missouri 64111

March 2, 2009

Dear Shareholder,

I would like to invite you to a special meeting of shareholders to be held on May 5, 2009 at 10:00 a.m. You are being asked to vote on proposed reorganizations involving your fund(s). A brief description of the proposed reorganizations is provided below while more detailed information is provided in the enclosed materials. The Boards of Directors of these funds, including all of the Independent Directors, unanimously approved and recommend that you vote FOR the proposals.

We are proposing the reorganizations of the American Century Life Sciences Fund and the American Century Technology Fund into the American Century Growth Fund.  If the proposed reorganizations are approved by shareholders, you will receive shares of the Growth Fund in exchange for your shares in the Life Sciences Fund and/or Technology Fund.

The accompanying combined Proxy Statement and Prospectus includes a detailed description of the proposed reorganizations and compares, among other things, the investment objectives and policies, operating expenses and performance history of the Life Sciences Fund and Technology Fund with that of the Growth Fund.

Your vote is extremely important, no matter how large or small your holdings. Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card in the enclosed postage-paid envelope. If we do not hear from you after a reasonable time, you may receive a call from us or our proxy solicitor, Broadridge, reminding you to vote. If you have any questions or need assistance in completing your proxy card, please contact Broadridge at 1-866-615-7264.

Thank you for investing with American Century.

Sincerely,

/s/ Jonathan S. Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

Life Sciences Fund
Technology Fund

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposals you will be asked to vote on. This overview contains limited information, should be read in conjunction with, and is qualified in its entirety by reference to the more detailed information contained elsewhere in the Proxy Statement/Prospectus.

Questions and Answers

Q.	What are the proposals to be voted on at the special meeting of shareholders?
A.
Shareholders of the American Century Life Sciences Fund and the American Century Technology Fund are being asked to approve the reorganization of each fund into the American Century Growth Fund (referred to as the reorganizations). If approved, this would result in the tax-free reorganization of those funds into Growth.

Q.	When will the special meeting be held? Who can vote?
A.
The special meeting will be held on Tuesday, May 5, 2009, at 10:00 a.m. Central Time at American Century’s office at 4500 Main Street, Kansas City, Missouri. This will be a business meeting only, as no presentations about the funds are planned. If you owned shares of either Life Sciences or Technology at the close of business on February 20, 2009, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.	What are the reorganizations?
A.	The following table outlines the proposed reorganizations and shows what Life Sciences and Technology shareholders will receive if the reorganizations are approved:

If you own shares of:		You will receive shares of:
Life Sciences Investor Class Institutional Class	→ →	Growth Investor Class Institutional Class
Technology Investor Class Institutional Class	→ →	Growth Investor Class Institutional Class

Q.	How will the reorganizations affect my investments in the funds?
A.	If approved, you will receive shares of Growth in exchange for your shares of Life Sciences and Technology. The reorganizations:
• WILL NOT BE TAXABLE (See “INFORMATION ABOUT THE REORGANIZATIONS – Federal Income Tax Consequences of the Reorganizations”);

• WILL RESULT IN SHAREHOLDERS PAYING LOWER FUND EXPENSES (The total operating expenses for the shares of Growth to be received in the reorganizations are lower than those for the shares of Life Sciences and Technology); and

• WILL BROADEN YOUR FUND’S INVESTMENT UNIVERSE (Growth may not concentrate its investments in a particular industry, whereas Life Sciences may concentrate in the medical and health care industries and Technology may concentrate investments in the technology or telecommunications industries. Additionally, Growth is classified as diversified, whereas Life Sciences and Technology are classified as nondiversified. A nondiversified fund may invest in a smaller number of securities than a diversified fund).

Q.	How will the reorganizations work?
A.	The reorganizations will involve the following:
• the transfer of the net assets of each of Life Sciences and Technology to Growth in exchange for shares of Growth having equivalent value to the net assets transferred;
• the pro rata distribution of shares of Growth to the shareholders of record of Life Sciences and Technology in exchange for their shares in Life Sciences and Technology; and
• the termination of Life Sciences and Technology following the reorganizations.
The reorganizations would take place on the Closing Date, as defined in the Proxy Statement/Prospectus.
Q.	How will the reorganizations affect my account services?
A.
 The services you have selected for your Life Sciences or Technology account will transfer to your Growth account.  Automatic purchases set up directly with American Century will continue through May 15, 2009.  On June 1, 2009, your automatic purchases will resume in your Growth account.

Q.	Will I have to pay any sales charges on shares received in the reorganizations?
A.	No. The Investor Class and Institutional Class shares to be received in the reorganizations do not carry a front-end sales charge (load) or contingent deferred sales charge.
Q.	How does the Board of Directors of Life Sciences and Technology recommend that I vote?
A.
The Board of Directors, including all of the Independent Directors, unanimously recommends you vote FOR the reorganizations. For a discussion of the factors the Board considered in approving the reorganizations, see “Reasons for the Reorganizations” under the heading “Information About the Reorganizations.”

Q.	My holdings in the funds are small, why should I vote?
A.
Your vote makes a difference. If many shareholders do not vote their proxies, your fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.	What happens if either of the reorganizations is not approved by shareholders?
A.
Each reorganization is a separate transaction, and is not dependent upon the approval of the other reorganization. If a reorganization does not receive shareholder approval, American Century may ask for Board approval to liquidate the affected fund.

Q.	How do I cast my vote?
A.
You may vote:

• online – access the Web site listed on the proxy card. You will need the number that appears in the gray box on your proxy card.

• by phone – call the toll-free number listed on your proxy card. You will need the number that appears in the gray box on your proxy card.

• by mail – complete, sign and send us the enclosed proxy card in the enclosed postage-paid envelope.

• in person at the special meeting on Tuesday, May 5, 2009.

If you need more information or have any questions on how to cast your vote, call our proxy solicitor at 1-866-615-7264.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

Life Sciences Fund
Technology Fund

4500 Main Street
Kansas City, Missouri 64111

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2009

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the American Century funds listed above will be held at 4500 Main Street, Kansas City, Missouri on May 5, 2009 at 10:00 a.m., Central Time for the following purposes:

For shareholders of the Life Sciences Fund:

To approve an agreement and plan of reorganization providing for, effective May 29, 2009 or such other date as American Century may decide, (i) the transfer of Life Sciences’ assets into the Growth Fund, a series of American Century Mutual Funds, Inc. solely in exchange for newly issued shares of Growth, and (ii) the subsequent distribution by Life Sciences of such shares to its shareholders in exchange for their shares in Life Sciences.

For shareholders of the Technology Fund:

To approve an agreement and plan of reorganization providing for, effective May 29, 2009 or such other date as American Century may decide, (i) the transfer of Technology’s assets into Growth, a series of American Century Mutual Funds, Inc. solely in exchange for newly issued shares of Growth, and (ii) the subsequent distribution by Technology of such shares to its shareholders in exchange for their shares in Technology.

It is not anticipated that any matters other than the approval of the reorganizations will be brought before the meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies.

The Board of Directors of the aforementioned funds have fixed the close of business on February 20, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. Shareholders are requested and encouraged to vote online, by phone, or by dating, signing and returning each enclosed proxy card in the postage-paid envelope provided for that purpose. If you intend to attend the Meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy.

If you properly execute and return the enclosed proxy card(s) in time to be voted at the Meeting, your shares represented by the proxies will be voted at the Meeting in accordance with your instructions. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of the reorganizations.

The enclosed proxies are being solicited on behalf of the Board of Directors of the funds.

The Board of Directors of Life Sciences and Technology unanimously recommends that the shareholders of the funds vote FOR the reorganizations.

By Order of the Board of Directors of the funds,

Ward D. Stauffer
Secretary
March 2, 2009

COMBINED PROXY STATEMENT AND PROSPECTUS

March 2, 2009

Reorganization of

LIFE SCIENCES FUND AND
TECHNOLOGY FUND
each, a series of American Century World Mutual Funds, Inc.,

in exchange for shares of

GROWTH FUND
a series of American Century Mutual Funds, Inc.

Each fund has the following address:

4500 Main Street
Kansas City, Missouri 64111
Telephone No.: 1-800-345-2021

This document is a combined Proxy Statement and Prospectus and we refer to it as the Proxy Statement/Prospectus. We are sending you this Proxy Statement/Prospectus in connection with the Special Meeting of Shareholders (the “Meeting”) for the Life Sciences Fund (“Life Sciences”) and the Technology Fund (“Technology”), each a series of American Century World Mutual Funds, Inc. (“ACWMF”). The Meeting will be held at 4500 Main Street, Kansas City, Missouri on May 5, 2009 at 10:00 a.m. Central Time. We intend to mail this Proxy Statement/Prospectus, the enclosed Notice of a Special Meeting of Shareholders and the enclosed proxy card on or about March 2, 2009, to all shareholders entitled to vote at the Meeting.

At the Meeting, we are asking shareholders of Life Sciences to consider:

Proposal 1: To approve an agreement and plan of reorganization providing for, effective May 29, 2009, or on such other date as American Century may decide, (i) the transfer of Life Sciences' assets into the Growth Fund (“Growth”), a series of American Century Mutual Funds, Inc. (“ACMF”) solely in exchange for newly issued shares of Growth, and (ii) the subsequent distribution by Life Sciences of such shares to its shareholders in exchange for their shares of Life Sciences.

We are asking shareholders of Technology to consider:

Proposal 2: To approve an agreement and plan of reorganization providing for, effective May 29, 2009, or on such other date as American Century may decide, (i) the transfer of Technology's assets into Growth, a series of ACMF, solely in exchange for newly issued shares of Growth, and (ii) the subsequent distribution by Technology of such shares to its shareholders in exchange for their shares of Technology.

Each of the above proposed reorganizations shall hereinafter be individually referred to as a “Reorganization” and collectively referred to as the “Reorganizations.” Each of the aforementioned funds shall individually be referred to as a “Fund” and collectively referred to as the “Funds.” Each of the above referenced corporations may hereinafter be referred to as a “Corporation” and collectively referred to as the “Corporations.”

Your Board is seeking your proxy to vote FOR the proposals.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement/Prospectus is a proxy statement of Life Sciences and Technology for use in connection with the solicitation of your proxy to vote your shares at the Meeting, and serves as a prospectus for Growth under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the issuance of shares to you pursuant to the terms of the Reorganizations.

This Proxy Statement/Prospectus sets forth concisely the information about the Funds that you should know before considering the Reorganizations, and should be retained for future reference. This Proxy Statement/Prospectus is accompanied by the prospectus for Growth, dated March 1, 2009. The Statement of Additional Information, dated March 2, 2009, relating to this Proxy Statement/Prospectus, contains additional information and has been filed by the Funds with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. In addition, each of the following documents is incorporated by reference (and legally considered to be part of the Proxy Statement/Prospectus):

1.	A prospectus for Growth, dated March 1, 2009;
2.	A prospectus for Life Sciences, dated April 1, 2008;
3.	A prospectus for Technology, dated April 1, 2008;
4.	A statement of additional information for Life Sciences and Technology, dated April 1, 2008;
5.	A statement of additional information for Growth, dated March 1, 2009;
6.	A combined annual report dated, November 30, 2008, for Life Sciences and Technology; and
7.	An annual report, dated October 31, 2008, for Growth.

References to the above-listed documents include any supplements to such documents in effect as of the date of this Proxy Statement/Prospectus. Copies of these materials and other information about the Funds may be obtained without charge by writing to or calling American Century Investments at the address and telephone number shown above. They are also available electronically at American Century’s Web site at americancentury.com.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

THE SHARES OFFERED BY THIS PROXY STATEMENT/PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THESE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents

SUMMARY	7
Introduction	7
Closing Dates	7
Reasons for the Proposed Reorganizations	7
Comparison of Investment Objectives, Policies and Risks	8
Purchase, Redemption and Exchange of Shares	11
Comparative Fee Tables	12
Fund Performance History	13
The Investment Advisors	17
INFORMATION ABOUT THE REORGANIZATIONS	19
Terms of the Agreements and Plans of Reorganization	19
Costs of the Reorganizations	19
Reasons for the Reorganizations	20
Federal Income Tax Consequences of the Reorganizations	21
Fund Capitalization	22
Material Differences Between Rights of Shareholders	22
INFORMATION ABOUT THE FUNDS	23
General Information	23
Date, Time and Place of Meeting	23
Use and Revocation of Proxies	23
Voting Rights and Required Votes	23
Record Date and Outstanding Shares	24
Security Ownership of Certain Beneficial Owners and Management of the Funds	24
Other Service Providers	25
WHERE TO FIND ADDITIONAL INFORMATION	25
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	26
FORM OF AGREEMENT AND PLAN OF REORGANIZATION	Exhibit A
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	Exhibit B
FINANCIAL HIGHLIGHTS	Exhibit C
FUNDAMENTAL INVESTMENT LIMITATIONS	Exhibit D

SUMMARY

This summary is qualified in its entirety by the additional information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. A form of the Agreements and Plans of Reorganization pursuant to which the Reorganizations will be conducted is attached to this Proxy Statement/Prospectus as Exhibit A. For additional information, please read the Growth prospectus, which accompanies this Proxy Statement/Prospectus.

Introduction

This Proxy Statement/Prospectus is furnished to you because you are entitled to vote on one or more of the proposals described in this Proxy Statement/Prospectus that will be considered at the Meeting. The Meeting will be held on May 5, 2009.

The following is a brief summary of the proposals that will be voted on at the Meeting:

1.
It is being proposed that Growth acquire the net assets of Life Sciences, in exchange for Investor Class and Institutional Class shares of Growth (the “Life Sciences/Growth Exchange”). Immediately following the Life Sciences/Growth Exchange, Life Sciences will distribute the Investor Class and Institutional Class shares of Growth to holders of the Investor Class and Institutional Class shares of Life Sciences, respectively (the “Life Sciences Fund Distribution”). The Life Sciences/Growth Exchange and the Life Sciences Fund Distribution are collectively referred to in this Proxy Statement/Prospectus as the “Life Sciences Fund Reorganization.” If approved, as a result of the Life Sciences Fund Reorganization, each holder of Investor Class and Institutional Class shares of Life Sciences will receive the same percentage of the aggregate number of Investor Class and Institutional Class shares of Growth issued in the Life Sciences Fund Reorganization as he or she owned in Life Sciences, having a total net asset value (“NAV”) equal to the total NAV of his or her Life Sciences holdings on the Closing Date (as hereafter defined).

2.
It is being proposed that Growth acquire the net assets of Technology, in exchange for Investor Class and Institutional Class shares of Growth (the “Technology/Growth Exchange”). Immediately following the Technology/Growth Exchange, Technology will distribute the Investor Class and Institutional Class shares of Growth to holders of the Investor Class and Institutional Class shares of Technology, respectively (the “Technology Fund Distribution”). The Technology/Growth Exchange and the Technology Fund Distribution are collectively referred to in this Proxy Statement/Prospectus as the “Technology Fund Reorganization.” If approved, as a result of the Technology Fund Reorganization, each holder of Investor Class and Institutional Class shares of Technology will receive the same percentage of the aggregate number of Investor Class and Institutional Class shares of Growth issued in the Technology Fund Reorganization as he or she owned in Technology, having a total NAV equal to the total NAV of his or her Technology holdings on the Closing Date (as hereafter defined).

The Board of Directors of the aforementioned Funds shall be collectively referred to as the “Boards.” The Boards, including Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), have concluded that the Reorganizations are in the best interests of shareholders of Life Sciences, Technology and Growth.

Consummation of either Reorganization is not conditioned upon the consummation of the other Reorganization. If a Reorganization does not receive shareholder approval, American Century may ask the Board of Directors of American Century World Mutual Funds, Inc. (“ACWMF Board”) for approval to liquidate the affected Fund.

Each Reorganization will be a tax-free event under applicable provisions of the Internal Revenue Code, as amended, so that no gain or loss will be recognized by the Funds or Life Sciences’ or Technology’s shareholders. As a condition to its Reorganization, each Fund will receive an opinion of Reed Smith, LLP that the Reorganization will be considered a tax-free “reorganization” under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by either Life Sciences or Technology (or their respective shareholders) or Growth. The tax basis of the shares of Growth received by Life Sciences and Technology shareholders will be the same as the tax basis of their shares in Life Sciences and Technology.

Closing Dates

If all of the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the Reorganizations will be consummated following the close of business on May 29, 2009 or on such other date as American Century may decide (the “Closing Date”) and that shareholders of Life Sciences and Technology will receive shares of Growth by the next business day following the Closing Date.

Reasons for the Proposed Reorganizations

The advisor to Life Sciences, American Century Global Investment Management, Inc. (“ACGIM”), and the advisor to Technology, American Century Investment Management, Inc. (“ACIM”) (ACGIM and ACIM, collectively referred to as “American Century” or the “Advisor”), have recommended the proposed Reorganizations to the ACWMF Board because they believe that the Reorganizations will result in a more viable investment for shareholders of both Life Sciences and Technology (collectively, the “Acquired Funds”). In making its recommendation, the Advisor has indicated that, despite efforts to increase sales, the Acquired Funds have not grown to a viable size.  In addition, the Advisor noted that, as shown below in the “Comparative Fee Tables,” shareholders of the Acquired Funds are expected to benefit from a reduction in expenses as a result of the Reorganizations.

In considering the Advisor’s recommendation with respect to the proposed Reorganizations, the ACWMF Board took into consideration a number of factors, including: (1) the viability of each of the Acquired Funds absent approval of the proposed Reorganizations and the greater long-term viability of Growth; (2) the relative compatibility of the investment objectives and policies of each of the Acquired Funds with Growth; (3) the comparative investment performance of Life Sciences to Growth, and Technology to Growth; (4) the fact that the Reorganizations are expected to be “tax-free” for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect); (5) that the proposed Reorganizations are expected to result in lower fees, as a percentage of net assets, for shareholders of both Life Sciences and Technology; and (6) the undertaking by American Century to pay all costs and expenses of preparing, printing and mailing this Proxy Statement/Prospectus and solicitation expenses of the Reorganizations.

For a more detailed discussion of the factors considered by the ACWMF Board in approving the Reorganizations, see “Reasons for the Reorganizations.”

Comparison of Investment Objectives, Policies and Risks

Investment Objectives

The investment objectives of Life Sciences, Technology and Growth are substantially similar.  Life Sciences and Technology seek capital growth, whereas Growth seeks long-term capital growth.

Investment Exposure

The portfolio managers for Growth look for stocks of larger-sized companies.  Although the portfolio managers intend to invest the fund’s assets primarily in U.S. stocks, the fund may invest in securities of foreign companies, including companies located in emerging markets.  Life Sciences and Technology may invest in U.S. and foreign companies of any size.

To achieve its objective, Life Sciences invests at least 80% of its assets in companies that engage in the business of providing products and services that help promote health and wellness. Life science companies generally own, operate or support healthcare facilities (including, among others, hospitals, outpatient surgery facilities, dialysis centers, dental centers and physical therapy centers); design, manufacture or sell pharmaceuticals, biopharmaceuticals, medical research facilities, and medical devices and supplies; or provide biotechnology needed to improve agriculture, aquaculture, forestry, chemicals, household products and cosmetics/personal care products, environmental cleanup, food processing, and forensic medicine.

To achieve its objective, Technology invests at least 80% of its assets in companies that the portfolio managers believe are principally engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The portfolio managers consider technology and telecommunications-related industries to include among others, computers (including software, products and electronic components), semiconductors, networking, internet and on-line service providers, office automation, telecommunications, communications equipment, information technology and commercial services, media and information services, electronics, electrical equipment, electronic equipment, and defense and aerospace.

The Fund's portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Funds essentially fully invested in stocks regardless of the movement of stock prices generally.  When the managers believe it is prudent, Growth may invest a portion of its assets in debt securities, options, preferred stock and equity-equivalent securities.  Life Sciences and Technology may purchase preferred stock, equity-equivalent securities, forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.  The Life Sciences and Technology managers also may purchase put options (i.e., the right to sell a security at a specified price by a certain date) for some securities that the fund holds in order to hedge against adverse price fluctuations of those securities. The managers may purchase put options to cover up to 10% of Life Sciences or Technology assets.

Futures contracts, a type of derivative security, can help the Funds’ cash assets remain liquid while performing more like stocks. The Funds have a policy governing futures and similar derivative securities to help manage the risk of these types of investments.

Stock Selection Process

The Funds' portfolio managers look for stocks of companies they believe will increase in value over time, using a bottom-up approach to stock selection. This means that the managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts.  The portfolio managers track financial information for thousands of individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals.  Management of Growth is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. Management of Life Sciences and Technology is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues.

Under normal market conditions, Growth’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business.  These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

The Life Sciences and Technology portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to locating strong companies with earnings and revenue growth, the portfolio managers invest in companies that experience a change in their business that may stimulate future revenue and earnings acceleration and lead to positive investor perception. The change typically is the result of key events including: entry into a new market, development of a new product, obtaining a new patent or license, or, for Life Sciences, the presentation of clinical data showing efficacy for a new drug or medical device. The portfolio managers for Life Sciences and Technology also believe that it is important to diversify the Funds’ holdings across geographical regions and different countries. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations, and tax considerations when making investments.

Investment Limitations

Each Fund has fundamental investment limitations, which may not be changed without shareholder approval.  With the exception of the Funds’ respective policies regarding concentration of investments and diversification, the fundamental limitations of the Funds are identical.

With respect to the concentration policy, Growth may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).  However, Technology may concentrate its investments in securities of issuers engaged in the technology or telecommunications industries and related industry groups and Life Sciences may concentrate its investments in securities of issuers or engaged in the medical and health care industry and related industry groups.

Growth is diversified as defined in the 1940 Act. Diversified means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). Life Sciences and Technology are nondiversified. Nondiversified means that a fund may invest a greater portion of its assets in a smaller number of securities than a diversified fund. Although Life Sciences’ and Technology’s portfolio managers expect that the Funds will ordinarily satisfy the requirements of a diversified fund, their nondiversified status gives each Fund more flexibility to invest heavily in the most attractive companies identified by its methodology.

A complete list of each Fund’s investment limitations is attached as Exhibit D to this Proxy Statement/Prospectus.

Comparison of Principal Risks

Because the Funds have similar investment objectives and strategies, many of the risks associated with investing in the Funds are similar.  The following summarizes and compares the principal risks of investing in the Funds, as disclosed in each Fund’s prospectus.  The fact that a risk is not listed as a principal risk in a Fund’s prospectus does not necessarily mean that shareholders of that Fund are not subject to that risk.

Life Sciences, Technology and Growth are each subject to the following principal risks:

—
Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market.

—
The portfolio managers may buy a large amount of a company’s stock quickly, and often will dispose of it quickly if the company’s earnings or revenues decline. While the portfolio managers believe this strategy provides substantial appreciation potential over the long term, in the short term it can create a significant amount of share price volatility. This volatility can be greater than that of the average stock fund.

—
Each Fund may invest in securities of foreign companies. Foreign investment involves additional risks, including fluctuations in currency exchange rates, less stable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply in the United States. These factors make investing in foreign securities generally riskier than investing in U.S. stocks. To the extent the Funds invest in foreign securities, the overall risk of that Fund could be affected.

—	Each of the Funds' portfolio turnover may be high. This could result in relatively high commission costs, which could hurt the Funds' performance and increase capital gains tax liabilities for the Funds' shareholders.

—
Market performance tends to be cyclical, and, in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the Fund’s style, the fund’s gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles

—
The value of each Fund’s shares depends on the value of the stocks and other securities it owns. The value of the individual securities the fund owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

—	At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the Fund.

Life Sciences and Technology also are subject to the following principal risks. Although Growth may be subject to these risks as well, they are not considered to be principal risks of Growth.

—
Life Sciences focuses its investments among companies in the life sciences sector and Technology focuses its investments among companies in the technology and telecommunications-related sector. Because those investments are concentrated in a comparatively narrow segment of the total market, Life Sciences' and Technology's  investments are not as diversified as those of many other mutual funds. Because of this, companies in each Fund’s portfolio may react similarly to market developments, such as government regulation, subsidies or technological advancements. This means that each Fund’s net asset value may be more volatile than that of less concentrated funds. As a result, the value of an investment in Life Sciences and Technology may rise or fall rapidly.

—
Life Sciences and Technology are nondiversified. This means that the portfolio managers may choose to invest in a relatively small number of securities. If so, a price change in any one of these securities may have a greater impact on each Fund’s share price than would be the case if Life Sciences and Technology were diversified. Although the portfolio managers expect each Fund will ordinarily invest in enough securities to qualify as a diversified fund, its nondiversified status gives it more flexibility to invest heavily in the most attractive companies identified by its methodology.

—
Many faster-growing life sciences, technology and telecommunications-related companies have limited operating histories.  For Life Sciences companies in particular, their potential profitability may be dependent on regulatory approval of their products and many of these companies’ activities are funded or subsidized by government grants or other funding, which may be reduced or withdrawn. Changes in government regulation also can have an impact on a company’s profitability and/or stock price. Continuing technological advances may mean rapid obsolescence of key products and services. These business uncertainties may increase the volatility of the prices for these companies’ securities.

—
Investing in securities of companies located in emerging market countries generally is also riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

—
Life Sciences’ and Technology may invest in companies regardless of size, which means they may invest in smaller U.S. and foreign companies. Investing in securities of smaller companies generally presents unique risks. Smaller companies may have more limited resources, trade less frequently and have less publicly available information. They also may be more sensitive to changing political and economic conditions. These factors may cause investments in smaller companies to experience more price volatility.

—
In addition to publicly traded securities, Life Sciences and Technology each may invest up to 15% of its assets in privately placed securities. These securities may be considered illiquid if they cannot be sold in seven days at approximately the price at which the fund is valuing them. Privately placed securities are valued by the manager pursuant to procedures established by the Fund’s Board of Directors.

—
Life Sciences and Technology’s performance also may be affected by investments in initial public offerings (IPOs). The impact of IPOs on a fund’s performance depends on the strength of the IPO market and the size of the fund. IPOs may have less impact on a fund’s performance as its assets grow.

—
Option prices can be volatile, and trading in options will expose a Fund to certain risks. For instance, if the price of the option’s underlying security does not change in the anticipated direction to an extent sufficient to cover the cost of the option before the option expires, the Fund may lose all or a significant part of its investment in the option.

For more information on the risks of investing in the Funds please see the prospectuses for the Funds, which are incorporated by reference into this Proxy Statement/Prospectus. The prospectus for Growth is included with this Proxy Statement/Prospectus.

Purchase, Redemption and Exchange of Shares

The following table highlights certain purchase, redemption and exchange features of Life Sciences and Technology as compared to such features of shares of Growth.

Purchase, Redemption and Exchange Features	Life Sciences and Technology	Growth
Sales Charges	There is no initial sales charge or contingent deferred sales charge (CDSC) on Investor or Institutional Class shares.	Same as Life Sciences and Technology
Minimum Initial Investments
Investor Class
Financial Intermediaries: $250
Broker-dealer sponsored wrap program and/or fee based
accounts: no minimum
Coverdell Education Savings Account: $2,000
Employer-sponsored retirement plan: no minimum
All other accounts: $2,500
Institutional Class: $5 million
($3 million for endowments and foundations)
Same as Life Sciences and Technology
Subsequent Purchases	There is a $50 minimum for subsequent purchases; however, there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.	Same as Life Sciences and Technology
Redemption Fees	None. However, there is a $10 charge to redeem your shares by wire.	Same as Life Sciences and Technology
Account Maintenance Fee
Investor Class Shares: $12.50 semiannual fee for investors
whose total eligible investments with American Century are
less than $10,000. (See the Funds’ prospectus for further
information.) This fee is not applicable to shares held in a financial intermediary or retirement plan account.
Institutional Class Shares: None.
Same as Life Sciences and Technology
Purchases/ Redemptions	By telephone, mail or fax, online, in person, or automatically	Same as Life Sciences and Technology
Redemption Policies
American Century reserves the right to delay delivery of
redemption proceeds up to seven days. Any redemption
request made within 15 days of an address change may be
required to be submitted in writing with guaranteed signatures of all authorized signers. If bank information is changed a 15-
day holding period may be imposed before the proceeds are
wired to the bank.

If, during any 90-day period, a shareholder redeems Fund
shares worth more than $250,000 (or 1% of the value of the
Fund’s assets, if that percentage is less than $250,000) then the Fund reserves the right to pay part or all of the redemption proceeds in excess of this amount in readily marketable
securities instead of cash. Shareholders can avoid being paid in securities if they provide an unconditional instruction to redeem at least 15 days prior to the date on which the
redemption transaction is to occur.
Same as Life Sciences and Technology
Exchanges
Because there is no sales charge or CDSC on Investor Class
and Institutional Class shares, shareholders may redeem and
purchase shares into any other Investor or Institutional share class without incurring a sales charge. However, investors will have to meet the applicable minimum initial investment when
purchasing new investments in these share classes.
Same as Life Sciences and Technology

Dividends and Distributions
Distributions by the Fund generally consist of dividends and interest received by the Fund, as well as capital gains
realized by the Fund on the sale of investment securities.

Each Fund pays distributions from net income once a year,
usually in December. Each Fund generally pays capital gains
distributions, if any, twice a year, usually in March and December.
A Fund may make more frequent distributions, if necessary,
 to comply with Internal Revenue Code provisions.

You will participate in Fund distributions, when they are declared, starting the next business day after your purchase is effective.
If you redeem shares, you will receive any distribution declared on the day you redeem. If you redeem all shares, we will include any distributions received with your redemption proceeds.

For investors investing through taxable accounts, we will reinvest distributions unless you elect to have dividends and/or capital gains sent to another American Century account, to your bank electronically, or to your home address or to another person or address by check.
Same as Life Sciences and Technology, except that the Fund pays distributions from net income and capital gains once a year, usually in December.

In addition to the Investor and Institutional Classes described above, Growth also offers Advisor and R Class shares. For more information about  these other classes, refer to the Growth prospectus accompanying this Proxy Statement/Prospectus.

Comparative Fee Tables

The Funds, like all mutual funds, incur certain expenses in their operations. These expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. Set forth in the tables below is information regarding applicable sales charges, fees and expenses of the Funds, and pro forma fees for Growth after giving effect to the Reorganizations.

	Life Sciences and Technology		Growth
	Investor Class	Institutional Class	Investor Class	Institutional Class
Maximum Account Maintenance Fee	$25(1)	None	$25(1)	None

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Management Fee(2)	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Life Sciences
Investor Class	1.35%	None	0.00%(3)	0.01%(4)	1.36%
Institutional Class	1.15%	None	0.00%(3)	0.01%(4)	1.16%
Technology
Investor Class	1.50%	None	0.00%(5)	─	1.50%
Institutional Class	1.30%	None	0.00%(5)	─	1.30%
Growth
Investor Class (actual and pro forma)	1.00%	None	0.00%(5)	─	1.00%
Institutional Class (actual and pro forma)	0.80%	None	0.00%(5)	─	0.80%

[1]
Applies only to investors whose total eligible investments with American Century Investments are less than $10,000. See Account Maintenance Fee under Investing Directly with American Century Investments in the Funds’ prospectuses for more details.

[2]
Each fund pays the Advisor a single, unified management fee for arranging all services necessary for the Fund to operate. The fee shown is based on assets during each Fund’s most recent fiscal year. Each Fund has a stepped fee schedule. As a result, each Fund’s unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. For more information about the unified management fee, including an explanation of strategy assets, see The Investment Advisor under Management in the Funds’ prospectuses.

[3]	Other expenses, which include the fees and expenses of the Fund’s independent directors and their legal counsel, as well as interest, were less than 0.005% for the most recent fiscal year.

[4]
The Fund indirectly bears its pro rata share of fees and expenses of the acquired funds in which it invests. Such indirect expenses are not paid from the Fund's assets but are reflected in the return realized by the Fund on its investment in the acquired funds. The Total Annual Fund Operating Expenses shown differ from the Ratio of Expenses to Average Net Assets in the Financial Highlights, which do not include acquired fund fees and expenses.

[5]
Other expenses, which include the fees and expenses of the Fund’s independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses, were less than 0.005% for the most recent fiscal year.

Example

The examples in the table below are intended to help you compare the costs of investing in the Funds with the costs of investing in other mutual funds. Of course, your actual costs may be higher or lower. Assuming you . . .

•	invest $10,000 in the Fund
•	redeem all of your shares at the end of the periods shown below
•	earn a 5% return each year
•	incur the same operating expenses as shown above

. . . your cost of investing in the Fund would be:

	1 year	3 years	5 years	10 years
Life Sciences
Investor Class	$139	$431	$745	$1,634
Institutional Class	$118	$369	$639	$1,409
Technology
Investor Class	$153	$475	$819	$1,789
Institutional Class	$133	$413	$714	$1,567
Growth
Investor Class (actual and pro forma)	$102	$319	$553	$1,225
Institutional Class (actual and pro forma)	$82	$256	$445	$990

Fund Performance History

Life Sciences and Technology Annual Total Returns

The following bar charts show the performance of the Acquired Funds’ Investor Class shares for each full calendar year in the life of the class. They indicate the volatility of the Acquired Funds’ historical returns from year to year. Account fees are not reflected in the charts below. If they had been included, returns would be lower than those shown. The returns of the Acquired Funds’ other classes of shares will differ from those shown in the charts, depending on the expenses of those classes.

Life Sciences — Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Life Sciences	14.32% (2Q 2001)	-16.51% (4Q 2008)

Technology — Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Technology	26.15% (2Q 2003)	-33.53% (1Q 2001)

Life Sciences and Technology Average Annual Total Returns

The following table shows the average annual total returns of the Acquired Funds’ Investor Class shares calculated three different ways. An additional table shows the average annual total returns of the Acquired Funds’ Institutional Class shares calculated before the impact of taxes. Returns assume the deduction of all charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The benchmarks are unmanaged indices that have no operating costs and are included in the table for performance comparison. The S&P 500® Index is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. The S&P Composite 1500 Health Care Index represents companies in the S&P Composite 1500 (which combines the S&P 500, MidCap 400 and SmallCap 600 indices) in two main industry groups: Health care equipment and supplies companies or companies that provide health care related services, and companies that provide research, development, production and marketing of pharmaceuticals and biotechnology products. The S&P 1500 Technology Index represents those S&P Composite1500 companies in two main industries groups: technology software and services companies, and technology hardware and equipment companies.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Life Sciences
Return Before Taxes	-23.99%	-0.13%	-0.93%
Return After Taxes on Distributions	-23.99%	-0.13%	-1.05%
Return After Taxes on Distributions and Sale of Fund Shares	-15.59%	-0.11%	-0.85%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.76%
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)	-23.76%	-0.43%	-1.06%
Technology
Return Before Taxes	-50.90%	-7.97%	-14.95%
Return After Taxes on Distributions	-50.90%	-7.97%	-14.95%
Return After Taxes on Distributions and Sale of Fund Shares	-33.08%	-6.59%	-11.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.76%
S&P Composite 1500 Technology Index (reflects no deduction for fees, expenses or taxes)	-42.90%	-5.68%	-12.51%

[1]	The inception date for the Investor Class is June 30, 2000.

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	Life of Class(1)
Life Sciences
Return Before Taxes	-23.92%	0.09%	-1.32%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.62%(2)
S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes)	-23.76%	-0.43%	-0.42%(2)
Technology
Return Before Taxes	-50.81%	-7.80%	-15.86%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-3.76%(3)
S&P Composite 1500 Technology Index (reflects no deduction for fees, expenses or taxes)	-42.90%	-5.68%	-12.51%(3)

[1]	The inception date for the Institutional Class of Life Sciences is July 17, 2000. The inception date for the Institutional Class of Technology is July 14, 2000.

[2]	Since July 31, 2000, the date closest to the class’s inception for which data is available.

[3]	Since June 30, 2000, the date closest to the class’s inception for which data is available.

Growth Annual Total Returns

The following bar chart shows the performance of Growth’s Investor Class shares for each of the last 10 calendar years. It indicates the volatility of the Fund’s historical returns from year to year. Account fees are not reflected in the charts below. If they had been included, returns would be lower than those shown. The returns of the shares of other classes of Growth will differ from those shown in the chart, depending on the expenses of that class.

Growth — Investor Class

The highest and lowest quarterly returns for the periods reflected in the bar chart are:

	Highest	Lowest
Growth	23.62% (4Q 1999)	-22.91% (4Q 2008)

The following table shows the average annual total returns of Growth’s Investor Class shares calculated three different ways. An additional table shows the average annual total returns of the Fund’s Institutional Class shares calculated before the impact of taxes. Returns assume the deduction of all charges and other fees associated with a particular class. Your actual returns may vary depending on the circumstances of your investment.

Return Before Taxes shows the actual change in the value of fund shares over the time periods shown, but does not reflect the impact of taxes on fund distributions or the sale of fund shares. The two after-tax returns take into account taxes that may be associated with owning fund shares. Return After Taxes on Distributions is a fund’s actual performance, adjusted by the effect of taxes on distributions made by the fund during the periods shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary.

The benchmark is an unmanaged index that has no operating costs and is included in each table for performance comparison. The Russell 1000® Growth Index measures the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization, with higher price-to-book ratios and higher forecasted growth rates.

Investor Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-37.84%	-1.66%	-2.33%
Return After Taxes on Distributions	-37.89%	-1.69%	-2.90%
Return After Taxes on Distributions and Sale of Fund Shares	-24.53%	-1.40%	-1.98%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

Institutional Class
For the calendar year ended December 31, 2008	1 year	5 years	10 years
Return Before Taxes	-37.74%	-1.47%	-2.13%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	-38.44%	-3.42%	-4.27%

The Investment Advisors

American Century Investment Management, Inc. (“ACIM”) serves as investment advisor to Technology and Growth, and American Century Global Investment Management, Inc. (“ACGIM”) serves as investment advisor to Life Sciences. ACIM has been managing mutual funds since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111. ACGIM, a wholly owned subsidiary of ACIM, has been managing mutual funds since 2006 and is headquartered at 666 3rd Avenue, 23rd Floor, New York, New York 10017.

ACIM and ACGIM (each an “Advisor and collectively the “Advisors”) are responsible for managing the investment portfolios of the Funds and directing the purchase and sale of their investment securities. The Advisors also arrange for transfer agency, custody and all other services necessary for each Fund to operate.

For the services it provides to each Fund, the Advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the Fund. The amount of the fee is calculated daily and paid monthly in arrears. Out of that fee, the Advisor pays all expenses of managing and operating the fund except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. A portion of the fund’s management fee may be paid by the Fund’s Advisor to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Advisor.

The rate of the fee is determined by applying a formula that takes into account the assets of each Fund as well as certain assets, if any, of other clients of the Advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (“strategy assets”). Growth’s strategy assets also include the assets of the NT Growth Fund. The use of strategy assets, rather than Fund assets, in calculating the Fund’s fee rate could allow the Fund to realize scheduled cost savings more quickly. However, it is possible that the Fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate.

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended November 30, 2008	Investor Class	Institutional Class
Life Sciences	1.35%	1.15%
Technology	1.50%	1.30%

Management Fees Paid by the Fund to the Advisor as a Percentage of Average Net Assets for the Fiscal Year Ended October 31, 2008	Investor Class	Institutional Class
Growth	1.00%	0.80%

A discussion regarding the basis for the Board of Directors’ approval of the Funds’ investment advisory agreement with the Advisor is available in Life Sciences’ and Technology's report to shareholders dated November 30, 2008 and Growth's report to shareholders dated October 31, 2008.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio manager on the investment team who is primarily responsible for the day-to-day management of Life Sciences and Technology is:

Steve Lurito

Mr. Lurito, Senior Vice President and Chief Investment Officer, U.S. Growth Equity, has been a member of the teams that manage Life Sciences and Technology since 2008. He joined American Century Investments in 2007. From 2006 to 2007, he was the chief investment officer at MUUS Asset Management. From 2004 to 2006, he was the director of small cap research, senior portfolio manager and managing director at Forstmann Leff Associates. He has a bachelor’s degree from the University of Virginia in Charlottesville and an MBA from The Wharton School of Business, University of Pennsylvania.

The portfolio managers on the investment team who are primarily responsible for the day-to-day management of Growth are:

Gregory J. Woodhams

Mr. Woodhams, Vice President and Senior Portfolio Manager, has been a member of the team that manages Growth since he joined American Century Investments in 1997. He has a bachelor’s degree in economics from Rice University and an M.A. in economics from the University of Wisconsin. He is a CFA charterholder.

E. A. Prescott LeGard

Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages Growth since 1999. He has a bachelor’s degree in economics from DePauw University. He is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of Fund securities.

For further information on the performance of the Funds, please see “Management’s Discussion of Fund Performance” attached hereto as Exhibit B. For further information regarding the financial history of the Funds, please see “Financial Highlights” attached hereto as Exhibit C and the Funds’ prospectuses.

The Board of the Acquired Funds Recommends That You Vote “FOR” the Reorganization of Life Sciences and Technology into Growth.

INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Agreements and Plans of Reorganization

Set forth below is a summary of certain material terms of the Agreements and Plans of Reorganization (“Plans”). This summary is qualified in its entirety by the terms and provisions of the form of Plan which is attached to this Proxy Statement/Prospectus as Exhibit A.

The Plans provide that the net assets of Life Sciences and Technology will be transferred to Growth at 4:00 p.m., Eastern Time, on the Closing Date of the Reorganizations (which is expected to be on or about May 29, 2009).

In exchange for the transfer of these assets, Growth will simultaneously issue a number of full and fractional shares to each of Life Sciences and Technology equal in value to the aggregate net assets of the respective Funds calculated at the time of the Reorganizations. The Plans contemplate that each of the Acquired Funds will discharge all of its liabilities and obligations prior to the Closing Date. Growth shall not assume or agree to pay, satisfy, discharge or perform any liabilities (contingent or otherwise) of the Acquired Funds.

When calculating the value of the assets of Life Sciences and Technology for purposes of each Reorganization, the net asset values will be determined in accordance with Growth's valuation procedures. However, since the valuation procedures used by Growth are identical in most respects to those used by Life Sciences and Technology, there are not anticipated to be differences in the valuation methods used to value the securities held by Life Sciences and Technology at the time of the Reorganizations.

Following the transfer of assets in exchange for shares of Growth, Life Sciences and Technology will distribute all of the shares of Growth pro rata to their shareholders of record in complete liquidation of Life Sciences and Technology. Shareholders of Life Sciences and Technology owning shares at the time of the Reorganization will receive the same percentage of the aggregate number of corresponding Growth shares issued as such shareholder owned in Life Sciences and Technology at the time of the Reorganizations. Such distribution will be accomplished by the establishment of accounts in the names of each Life Sciences and Technology shareholder on the share records of Growth's transfer agent. Each account will receive the respective pro rata number of full and fractional Growth shares due to the shareholder of Life Sciences and Technology. Life Sciences and Technology will then be terminated. Growth does not issue share certificates to shareholders. Growth shares to be issued will have no preemptive or conversion rights. No sales charge will be imposed in connection with the receipt of such shares by the shareholders of Life Sciences and Technology.

In connection with the Reorganizations, holders of Investor Class shares of Life Sciences and Technology will receive Investor Class shares of Growth and holders of Institutional Class shares of Life Sciences and Technology will receive Institutional Class shares of Growth. Shares of Growth to be issued to shareholders of Life Sciences and Technology under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no subscription rights. Reference is hereby made to the prospectus of Growth provided herewith for additional information about shares of Growth.

The Plans contain customary representations, warranties and conditions. Each Plan provides that the consummation of the Reorganizations with respect to Life Sciences and Technology and Growth are conditioned upon, among other things: (i) approval of the Reorganizations by the shareholders of Life Sciences and Technology, respectively; and (ii) the receipt by Life Sciences, Technology and Growth of a tax opinion to the effect that the Reorganizations will be tax-free to Life Sciences and Technology (and their respective shareholders) and Growth. Any Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true (and have not been cured within 30 days), or the ACWMF Board or the Board of Directors of American Century Mutual Funds, Inc. (“ACMF Board”) determine that a Reorganization is not in the best interest of the shareholders of Life Sciences, Technology or Growth, respectively. The Reorganizations are not anticipated to result in dilution of the net asset value of Life Sciences, Technology or Growth immediately following their consummation. Consummation of one of the Reorganizations is not a condition to the closing of the other Reorganization.

Costs of the Reorganizations

The expenses of each Reorganization will be paid by American Century. Reorganization expenses include: (a) expenses associated with the preparation and filing of this Proxy Statement/Prospectus; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred in the preparation of the Proxy Statement/Prospectus; (f) solicitation costs; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Fund incurring such fee. Life Sciences and Technology will pay for any brokerage charges associated with the disposition of their respective portfolio securities prior to the Reorganizations. Growth will pay for brokerage charges and other transaction costs associated with transactions (whether purchase or sale) involving assets received from Technology and Life Sciences in the Reorganizations.

Reasons for the Reorganizations

In determining to approve the Reorganizations and to recommend approval of the Reorganizations to shareholders of Life Sciences and Technology, the ACWMF Board made inquiries into all matters deemed relevant and considered the following, among other items:

•	The viability of both Life Sciences and Technology absent approval of the proposed Reorganizations;
•	The relative compatibility of the investment objectives and principal investment policies of Growth and Life Sciences, and Growth and Technology;
•	The comparative investment performance of Life Sciences and Growth, and Technology and Growth;
•	The comparative management and other fees paid by the Funds;
•	The federal income tax treatment of the Reorganizations; and
•	The undertaking by American Century to pay the above-referenced expenses associated with the Reorganizations.

Some of these factors are discussed in greater detail below.

The ACWMF Board considered that neither Life Sciences nor Technology has grown substantially since their launch in 2000 despite efforts to increase sales of these Funds. Life Sciences and Technology also show limited potential for future growth, as the demand for sector funds has decreased and the overall market for health care and technology-related funds has shrunk with exchange traded funds taking market share from actively managed funds. Accordingly, the ACWMF Board concluded that neither Life Sciences nor Technology was likely to reach a viable asset size.

As discussed in the section entitled “SUMMARY-Comparison of Investment Objectives and Policies,” the investment objectives of each of Life Sciences and Technology are substantially similar to that of Growth.  Growth also uses a growth investment methodology that places it near Life Sciences and Technology in Morningstar’s comparison of growth stocks.

The ACWMF Board also considered that the Acquired Funds will receive a tax opinion of Reed Smith, LLP that each Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended, so that no gain or loss will be recognized by Life Sciences or Technology (or their respective shareholders), or Growth. Prior to the Reorganizations, if a Life Sciences or Technology shareholder were to redeem its investment in Life Sciences or Technology and invest the proceeds in another fund or other investment product, such shareholder generally would recognize gain or loss for federal income tax purposes upon the redemption of the shares. By contrast, it is intended that, as a result of the Reorganizations: (i) shareholders of the Acquired Funds will not recognize a taxable gain or loss on the exchange of their Life Sciences or Technology shares for shares of Growth; (ii) shareholders of the Acquired Funds will have the same aggregate tax cost basis in Growth shares received in connection with the Reorganizations as in their Life Sciences or Technology shares; and (iii) assuming that Life Sciences and Technology shares are held as a capital asset on the Closing Date, the holding period for Growth shares will include the period for which such shareholder held its Life Sciences or Technology shares.

American Century, or one or more of its affiliates, will bear certain costs associated with the Reorganizations, including proxy solicitation and tabulation costs. See “Costs of the Reorganizations” under “Information About the Reorganizations” for further information.

Recommendation in Favor of Approval of the Reorganizations

Based on the foregoing, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any benefits will in fact be realized, the ACWMF Board concluded that each Reorganization is in the best interests of all affected shareholders.

Pursuant to Rule 17a-8 under the 1940 Act, the ACWMF Board, including all of the Directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Directors”), determined that each Reorganization is in the best interests of Life Sciences and Technology, respectively, and their respective shareholders. In addition, the ACWMF Board, including all of the Independent Directors, also determined that the interests of the shareholders of Life Sciences and Technology would not be diluted as a result of effecting each respective Reorganization because each such shareholder will receive corresponding shares of Growth having an aggregate net asset value equal to the aggregate net asset value of his or her shares in Life Sciences and Technology, respectively, outstanding as determined at the Closing Date. Consequently, the ACWMF Board approved the Reorganizations and directed that they be submitted to the shareholders of each of Life Sciences and Technology, respectively, for approval.

The ACMF Board likewise approved the Reorganizations on behalf of Growth. Pursuant to Rule 17a-8 under the 1940 Act, the ACMF Board, including a majority of the Independent Directors, determined that participation in the Reorganizations was in the best interests of Growth’s shareholders and that the interests of existing Growth shareholders would not be diluted as a result of effecting the Reorganizations. Approval of the shareholders of Growth is not required to effect the Reorganizations.

THE AMERICAN CENTURY WORLD MUTUAL FUNDS, INC. BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF LIFE SCIENCES AND TECHNOLOGY APPROVE THE CORRESPONDING PLANS OF REORGANIZATION. CONSUMMATION OF THE REORGANIZATIONS WITH RESPECT TO ONE FUND IS NOT CONTINGENT UPON THE APPROVAL OF THE PLAN OF REORGANIZATION BY SHAREHOLDERS OF THE OTHER FUND.

Federal Income Tax Consequences of the Reorganizations

As a condition to each Reorganization, Life Sciences, Technology and Growth will receive opinions of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•
the Reorganizations as set forth in the Plans will each constitute a tax-free reorganization under section 368(a) of the Code, and the parties to the Plans each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•	no gain or loss will be recognized by Growth upon its receipt of the assets of Life Sciences or Technology in exchange for Investor Class and Institutional Class shares of Growth;
•
no gain or loss will be recognized by Life Sciences upon transfer of its assets to Growth in exchange for Investor Class and Institutional Class shares of Growth or upon the distribution of Investor Class and Institutional Class shares of Growth to Life Sciences’ shareholders in exchange for their shares of Life Sciences;

•
no gain or loss will be recognized by Technology upon transfer of its assets to Growth in exchange for Investor Class and Institutional Class shares of Growth or upon the distribution of Investor Class and Institutional Class shares of Growth to Technology’s shareholders in exchange for their shares of Technology;

•	no gain or loss will be recognized by shareholders of Life Sciences or Technology upon exchange of their shares for Investor Class and Institutional Class shares of Growth;
•
the aggregate tax basis of Investor Class and Institutional Class shares of Growth received by each shareholder of Life Sciences and Technology, respectively, pursuant to the Reorganizations will be the same as the aggregate tax basis of the shares of Life Sciences and Technology, respectively, held by such shareholder immediately prior to the Reorganizations;

•
the holding period of the Investor Class and Institutional Class shares of Growth received by each shareholder of Life Sciences and Technology pursuant to the Plans will include the period during which shares of Life Sciences and Technology exchanged therefor were held by such shareholder, provided the shares of Life Sciences and Technology were held as capital assets on the date of the Reorganizations;

•
the tax basis of the assets of Life Sciences’ and Technology acquired by Growth will be the same as the tax basis of such assets to Life Sciences and Technology immediately prior to the Reorganizations; and

•	the holding period of Life Sciences and Technology’s assets in the hands of the Growth will include the period during which those assets were held by Life Sciences and Technology.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganizations on Life Sciences’, Technology’s or Growth’s shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

The parties have agreed to cooperate to facilitate the orderly reorganization of Life Sciences and Technology into Growth. It is anticipated that this transition will include the purchase and sale of certain portfolio securities of Life Sciences and Technology prior to the Reorganizations, which could increase the Acquired Funds' transition costs.  The sale of securities may result in the realization of capital gains to Life Sciences and Technology that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date.

Life Sciences and Technology had unutilized capital loss carryovers as of the end of its fiscal year. The final amount of unutilized capital loss carryovers for Life Sciences and Technology is subject to change and will not be determined until the time of the Reorganizations.

Fund	Unutilized Capital Loss Carryovers as of November 30, 2008
Life Sciences	$5,367,479
Technology	$219,779,782

Growth may be limited under Section 382 of the Code in its use of Life Sciences’ or Technology’s capital loss carryovers. However, the amount of capital loss carryovers of Life Sciences and Technology that will transfer to Growth and any such limitations on Growth’s use of such capital loss carryovers cannot be determined until the Closing Date of the Reorganizations.

Life Sciences, Technology and Growth had the following tax basis appreciation or (depreciation) as of each Fund’s fiscal year end.

Fund	Tax Basis Appreciation or (Depreciation)
Life Sciences (as of November 30, 2008)	$(10,965,247)
Technology (as of November 30, 2008)	$(17,976,805)
Growth (as of October 31, 2008)	$(536,327,974)

Shareholders are urged to consult their tax advisors regarding the effect of the Reorganizations in light of their individual circumstances. As the foregoing relates only to federal income tax consequences, shareholders also should consult their tax advisors as to the non-United States, state, local and other tax consequences of the Reorganizations.

Fund Capitalization

The following table sets forth the capitalization of Life Sciences and Technology as of December 31, 2008, and the capitalization of Growth on a pro forma basis, as if the Reorganizations had occurred on that date.

	Life Sciences		Growth		Pro Forma Combining
Life Sciences/Growth	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Total Net Assets	$68,750,109	$1,694,562	$2,510,491,065	$307,053,487	$2,579,241,174	$308,748,049
Shares Outstanding	15,284,483	370,167	153,938,340	18,685,100	158,153,552	18,788,238
Net Asset Value Per Share	$4.50	$4.58	$16.31	$16.43	$16.31	$16.43

	Technology		Growth		Pro Forma Combining
Technology/Growth	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Total Net Assets	$56,060,857	$2,565,945	$2,510,491,065	$307,053,487	$2,566,551,922	$309,619,432
Shares Outstanding	4,448,896	199,949	153,938,340	18,685,100	157,375,548	18,841,274
Net Asset Value Per Share	$12.60	$12.83	$16.31	$16.43	$16.31	$16.43

	Life Sciences		Technology		Growth		Pro Forma Combining
Life Sciences/ Technology/ Growth	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
Total Net Assets	$68,750,109	$1,694,562	$56,060,857	$2,565,945	$2,510,491,065	$307,053,487	$2,635,302,031	$311,313,994
Shares Outstanding	15,284,483	370,167	4,448,896	199,949	153,938,340	18,685,100	161,590,760	18,944,413
Net Asset Value Per Share	$4.50	$4.58	$12.60	$12.83	$16.31	$16.43	$16.31	$16.43

Material Differences Between Rights of Shareholders

Life Sciences and Technology are series of ACWMF, a Maryland corporation organized on December 27, 1990. Growth is a series of ACMF, a Maryland corporation organized on July 2, 1990. There are no material differences regarding the rights of shareholders of the Funds under applicable state law.  In addition, the Articles of Incorporation and Bylaws of the corporations are substantially similar except that a majority of outstanding shares is required for quorum purposes under ACMF’s organization documents while ACWMF’s requires one-third of the outstanding shares to achieve quorum.

INFORMATION ABOUT THE FUNDS

General Information

This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Boards. Proxies may be solicited by officers or employees of the Funds, American Century, their affiliates, as well as any proxy solicitation firm hired by American Century. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the Funds. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. American Century or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of American Century shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. American Century Services, LLC, the transfer agent and administrator of the Funds, has entered into a contract with Broadridge pursuant to which Broadridge will provide certain project management, telephone solicitation, and internet and telephone voting services in addition to providing for the printing and mailing of the proxy statement/prospectus. The estimated fee to be paid to Broadridge by American Century Services, LLC is $42,650 in the aggregate.

Date, Time and Place of Meeting

The Meeting will be held on May 5, 2009 at the principal executive offices of American Century, 4500 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time.

Use and Revocation of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Corporate Secretary of the Funds or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder of record present at the Meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the Meeting, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the Reorganizations. It is not anticipated that any matters other than the approval of the Reorganizations will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of each of Life Sciences and Technology must be present in person or by proxy, to constitute a quorum for purposes of voting on proposals relating to each Fund. Each shareholder is entitled to one vote per dollar of NAV represented by their shares, with fractional dollars voting proportionally. Shareholders of each affected Fund vote separately on whether to approve the Reorganizations, and the consummation of any one Reorganization is not a condition for approving the other Reorganization. Approval of the Reorganizations requires the approval of the lesser of (i) more than 50% of the outstanding shares of the applicable Fund or (ii) 67% or more of the shares of that Fund present or represented by proxy at the Meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms or other financial intermediaries holding shares of any of the Funds in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Each Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholder exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes (if applicable) will have the same effect as a vote against a proposal. If, by the time scheduled for the Meeting, sufficient votes in favor of approval of a proposal have not been received from the shareholders of the applicable Fund, the persons named as proxies may propose one or more adjournments of such Meeting, without further notice, to permit further solicitation of proxies from shareholders. According to the Bylaws of Life Sciences and Technology, any meeting at which a quorum is not present can be adjourned by a majority of the voting stock represented in person or by proxy until a quorum shall be present or represented. A meeting may be adjourned without additional notice, other than announcement at the meeting, for up to 90 days.

Record Date and Outstanding Shares

Only holders of record of shares of the Funds at the close of business on February 20, 2009 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof. The following chart sets forth the number of shares of each class of the Funds issued and outstanding and the number of votes entitled to vote at the close of business on the Record Date.

Fund Name	Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
Life Sciences	Investor Class	15,204,720.033	67,661,004.15
	Institutional Class	368,692.236	1,670,175.83
Technology	Investor Class	4,452,853.446	51,296,871.70
	Institutional Class	180,174.145	2,115,244.46

Security Ownership of Certain Beneficial Owners and Management of the Funds

At the close of business on February 20, 2009, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of a class of the Funds. The table shows shares owned of record. American Century has no information concerning beneficial ownership of such shares.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record	Percentage of Outstanding Shares Owned Post-Reorganization on a Pro Forma Basis(1)	Percentage of Outstanding Shares Owned Post-Reorganization on a Pro Forma Basis(2)
Life Sciences
Investor Class
	Charles Schwab & Co., Inc. San Francisco, CA	9%	7%	8%
Institutional Class
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, MO	93%	.51%	1%
	JPMorgan Chase TR American Century Executive Def Comp Plan Trust Kansas City, MO	7%	.04%	.12%
Technology
Investor Class
	Charles Schwab & Co., Inc. San Francisco, CA	5%	.12%	8%
Institutional Class
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, MO	86%	.61%	1%
	JPMorgan Chase TR American Century Executive Def Comp Plan Trust Kansas City, MO	12%	.09%	.12%

[1]	Percentage based on Reorganization into the applicable class of Growth.

[2]	Percentage based on Reorganization of Life Sciences and Technology into the applicable class of Growth.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned of Record	Percentage of Outstanding Shares Owned Post-Reorganization on a Pro Forma Basis(1)	Percentage of Outstanding Shares Owned Post-Reorganization on a Pro Forma Basis(2)	Percentage of Outstanding Shares Owned Post-Reorganization on a Pro Forma Basis(3)
Growth
Investor Class
	Charles Schwab & Co., Inc. San Francisco, CA	7%	7%	7%	8%
Institutional Class
	Prudential Investment Mgmt Svc FBO Mutual Fund Clients Newark, New Jersey	49%	49%	49%	48%
	JP Morgan Chase Bank TR Aurora Healthcare Inc. Kansas City, Missouri	22%	22%	22%	22%
	JP Morgan Chase Bank TR Avon Personal Savings Account Plan Trust New York, New York	9%	9%	9%	9%

[1]	Percentage based on Reorganization of applicable class of Life Sciences into Growth.

[2]	Percentage based on Reorganization of applicable class of Technology into Growth.

[3]	Percentage based on Reorganization of applicable classes of Life Sciences and Technology into Growth.

The Funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a Fund’s outstanding shares. A shareholder owning of record or beneficially more than 25% of the Corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders. The Funds are unaware of any shareholders, beneficial or of record, who own more than 25% of the voting securities of a Corporation. As of February 20, 2009, the officers and directors of the Funds, as a group, owned less than 1% of any Fund’s outstanding shares.

Other Service Providers

American Century Services, LLC, 4500 Main Street, Kansas City, Missouri 64111, an affiliate of American Century, serves as transfer agent and administrator of the Funds. J.P. Morgan Investor Services Co. provides sub-administrative services to the Funds. American Century Investment Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, an affiliate of American Century, serves as distributor to the Funds.

WHERE TO FIND ADDITIONAL INFORMATION

Additional information about the Funds is included in the documents listed in the beginning of this Proxy Statement/Prospectus.

The Corporations are subject to the informational requirements of the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Corporations, on behalf of the Funds, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549 and located at room 1204, Everett McKinley Dirksen Bldg., 219 South Dearborn Street, Chicago, IL 60604 and 233 Broadway, NY, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement/Prospectus for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century, P.O. Box 410141, Kansas City, Missouri, 64141, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the Funds.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

BETWEEN

AMERICAN CENTURY MUTUAL FUNDS, INC.

WITH RESPECT TO ITS

GROWTH FUND

AND

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

WITH RESPECT TO ITS

_______________________ FUND

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [__] day of [_____________], by and between AMERICAN CENTURY MUTUAL FUNDS, INC., a Maryland corporation, with its principal place of business at 4500 Main Street, Kansas City, Missouri 64111-0141 (the “Acquirer”), with respect to its Growth Fund (the “Acquiring Fund”) and AMERICAN CENTURY WORLD MUTUAL FUNDS, INC., a Maryland corporation, with its principal place of business at 4500 Main Street, Kansas City, Missouri 64111-0141 (the “Acquiree”), with respect to its ____________________ Fund, a series of the Acquiree (the “Acquired Fund” and, collectively with the Acquiring Fund, the “Funds”).

RECITALS

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of the net assets of the Acquired Fund in exchange for Investor Shares and Institutional Shares, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of Investor Shares of the Acquiring Fund to the holders of Investor Shares of the Acquired Fund, the distribution of Institutional Shares of the Acquiring Fund to the holders of Institutional Shares of the Acquired Fund, and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a separate series of the Acquiree, the Acquiring Fund is a separate series of the Acquirer, and the Acquirer and the Acquiree are open-end, registered management investment companies and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Acquired Fund is authorized to issue its respective shares;

WHEREAS, the Directors of the Acquirer have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Directors of the Acquiree have determined that the Reorganization, with respect to the Acquired Fund, is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the assets of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 by the net asset value per share of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of Investor Shares of the Acquired Fund will receive Investor Shares of the Acquiring Fund and holders of Institutional Shares of the Acquired Fund will receive Institutional Shares of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than as the result of changes in the market values of securities or otherwise occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Acquired Fund (the “Acquired Fund Shares”) will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation, Bylaws and the Acquiring Fund’s then current prospectus and statement of additional information.

2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Articles of Incorporation, Bylaws and the Acquiring Fund’s then current prospectus and statement of additional information.

2.3           SHARES TO BE ISSUED.  The number of the Acquiring Fund’s shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined as set forth in paragraph 1.1.

2.4           DETERMINATION OF VALUE.  All computations of value shall be made by American Century Investment Management, Inc. or its affiliates, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing shall occur on or about May 29, 2009, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m., Eastern Time, on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of American Century Investments, 4500 Main Street, Kansas City, Missouri  64111-0141, or at such other time and/or place as the parties may agree.

3.2           CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause the custodian for the Acquired Fund (the “Custodian”), to deliver within one business day of the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4           TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause the transfer agent for the Acquired Fund as of the Closing Date, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver or cause American Century Services, LLC, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiree or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts, officer’s certificates, transfer agent certificates, custodian certificates, opinions, and other certificates and documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Acquiree, on behalf of the Acquired Fund, represents and warrants to the Acquirer as follows:

a)	The Acquired Fund is a legally designated, separate series of a corporation duly organized, validly existing and in good standing under the laws of Maryland.
b)
The Acquiree is registered as an open-end management investment company under the 1940 Act, and the Acquiree’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Acquiree’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

e)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

f)
No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

g)
The financial statements of the Acquired Fund as of November 30, 2008, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and audited by Deloitte & Touche LLP, independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly and accurately reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in subparagraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as identified and disclosed by the Acquired Fund on a schedule to this Agreement.  For the purposes of this subparagraph (h), a decline in the net asset value of the Acquired Fund in and of itself shall not constitute a material adverse change.

i)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been timely and accurately filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j)
All issued and outstanding Acquired Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding Acquired Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund Shares, and has no outstanding securities convertible into any of the Acquired Fund Shares.

k)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of Maryland, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

l)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund and its Board of Directors.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

m)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

n)
The Acquired Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

o)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Maryland law for the execution of this Agreement by the Acquiree, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquirer on behalf of the Acquiring Fund represents and warrants to the Acquiree as follows:

a)	The Acquiring Fund is a legally designated, separate series of a corporation duly organized, validly existing and in good standing under the laws of Maryland.
b)
The Acquirer is registered as an open-end management investment company under the 1940 Act, and the Acquirer’s registration with the Commission as an investment company under the 1940 Act is in full force and effect.

c)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

d)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of any provision of the Acquirer’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

e)
No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

f)
The financial statements of the Acquiring Fund as of October 31, 2008, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles, and audited by Deloitte & Touche LLP, independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquired Fund) fairly and accurately reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

g)
Since the date of the financial statements referred to in subparagraph (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as identified and disclosed by the Acquiring Fund on a schedule to this Agreement.  For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund in and of itself shall not constitute a material adverse change.

h)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been timely and accurately filed and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for their payment.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

i)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and has no outstanding securities convertible into any Acquiring Fund Shares.

j)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and its Board of Directors, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

k)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

l)
The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall comply in all material respects with federal securities and other laws and regulations and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

m)
The Acquiring Fund has elected to qualify and has qualified as a RIC under the Code, as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

n)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Maryland law for the execution of this Agreement by the Acquirer, for itself, and on behalf of the Acquiring Fund, except for the effectiveness of the Registration Statement (as defined in paragraph 5.7), and the filing of any articles, certificates or other documents that may be required under Maryland law, and except for such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

o)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions, provided, however, that the Acquired Fund may be closed to new investments in anticipation of the Reorganization.

5.2           APPROVAL OF SHAREHOLDERS.  The Acquiree will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Acquiree’s Treasurer.

5.7           PREPARATION OF REGISTRATION STATEMENT AND PROXY.  The Acquirer will review and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the Registration Statement (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8           DISTRIBUTIONS.  On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the  Acquired Fund Shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.9           TAX RETURNS.  The Acquiring Fund and the Acquired Fund agree to cooperate with each other after the Closing in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

5.10           CONFIRMATION OF TAX BASIS.  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date confirmations or other adequate evidence as to the tax basis and holding period of each of the Assets delivered to the Acquiring Fund hereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement, on or before the Closing Date and, in addition, subject to the following conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on such Closing Date a certificate executed in the Acquiring Fund’s name by the Acquirer’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1           All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Acquiree’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2           The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquiree.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the Board of Directors and the Acquired Fund Shareholders in accordance with applicable law and the provisions of the Acquiree’s Articles of Incorporation and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares (followed by the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares.
c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.
e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations as Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

As soon as practical after the Closing, American Century Investment Management, Inc., or its affiliates, shall pay expenses associated with the Acquiring Fund’s and Acquired Fund’s participation in the Reorganization.  Such Reorganization expenses include:  (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. Any registration or licensing fee will be borne by the Fund incurring such fee.  The Acquired Fund will pay for any brokerage charges associated with the disposition of its respective portfolio securities prior to the Reorganizations.  The Acquiring Fund will pay for any brokerage charges and other transaction costs associated with transactions (whether purchase or sale) involving assets received by the Acquired Fund in the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The Acquirer, on behalf of the Acquiring Fund, and the Acquiree, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Acquirer and the Acquiree.  In addition, either the Acquirer or the Acquiree may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;
b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c)
a determination by a party’s Board of Directors, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Acquiree or the Acquirer, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquirer, the Acquired Fund, the Acquiree, or their respective directors or officers, to the other party or its directors or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiree and the Acquirer as specifically authorized by their respective Boards of Directors; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Missouri, without regard to the conflict of laws rules of that or any other jurisdiction.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC. on behalf of its portfolio,
___________________________________________________ FUND

By:________________________________________________________

Title:_______________________________________________________

AMERICAN CENTURY MUTUAL FUNDS, INC. on behalf of its portfolio,
GROWTH FUND

By:_________________________________________________________

Title:________________________________________________________

EXHIBIT B

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Growth

Market Perspective

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

The Perfect Storm

The year ended October 31, 2008, was one of the most turbulent periods for the U.S. equity market since the Great Depression. As the accompanying table shows, stocks declined sharply across the board as a “perfect storm” of negative influences undermined investor confidence and produced a dramatic increase in market volatility.

The biggest impact came from the credit crisis that grew out of the housing and mortgage meltdowns in 2007. Credit conditions deteriorated throughout the one-year period, culminating in a liquidity crisis that led to the downfall of a number of major financial companies. Examples included the government conservatorship of mortgage lenders Fannie Mae and Freddie Mac, the bankruptcy of brokerage firm Lehman Brothers, and the government bailout of insurer American International Group. Despite efforts by the U.S. government and Federal Reserve to provide systemic stability, the credit markets remained frozen.

Diminishing economic activity also weighed on the stock market. After decelerating in 2007, the U.S. economy weakened further in 2008 as consumer spending stalled, the housing downturn worsened, and the unemployment rate reached its highest level since 1994. The U.S. economic slowdown spread to other parts of the world, increasing the likelihood of a global recession.

One other noteworthy factor was the parabolic rise and fall of commodity prices. Robust growth in emerging economies boosted the prices of energy and many other commodities to record highs by mid-2008. However, the global economic slowdown led to a sharp reversal in commodity prices during the last few months of the period.

The Groundwork for Recovery

The events of the past year have been about correcting global imbalances and domestic excesses—the first step on the road to recovery. It’s important to remember that the stock market is a discounting mechanism, trading on estimates of future earnings power. The market decline over the past year discounted the current economic slowdown; similarly, we would expect the market to rebound before we see improvement in the economic data. We don’t know when this will happen, but the preconditions—significant monetary stimulus and low valuations—are in place.

U.S. Stock Index Returns
For the 12 months ended October 31, 2008
Russell 1000 Index (Large-Cap)	–36.80%
Russell 1000 Value Index	–36.80%
Russell 1000 Growth Index	–36.95%
Russell Midcap Index	–40.67%
Russell Midcap Value Index	–38.83%
Russell Midcap Growth Index	–42.65%
Russell 2000 Index (Small-Cap)	–34.16%
Russell 2000 Value Index	–30.54%
Russell 2000 Growth Index	–37.87%

Growth - Performance

Total Returns as of October 31, 2008
		Average Annual Returns
	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	-33.86%	0.62%	-0.02%	13.21%	6/30/71(1)
Russell 1000 Growth Index(2)	-36.95%	-1.29%	-2.10%	N/A(3)	—
Institutional Class	-33.71%	0.83%	0.20%	2.41%	6/16/97
Advisor Class	-34.03%	0.37%	-0.28%	2.42%	6/4/97
R Class	-34.21%	0.12%	—	0.90%	8/29/03

[1]	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

[2]
Data provided by Lipper Inc. – A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

Lipper Fund Performance — Performance data is total return, and is preliminary and subject to revision.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

[3]	Benchmark began 12/29/78.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 1998

One-Year Returns Over 10 Years
Periods ended October 31
	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
Investor Class	36.31%	11.49%	-34.14%	-17.09%	16.62%	6.78%	7.47%	11.51%	21.86%	-33.86%
Russell 1000 Growth Index	34.25%	9.33%	-39.95%	-19.62%	21.81%	3.38%	8.81%	10.84%	19.23%	-36.95%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Growth  - Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth returned –33.86%* during the 12 months ended October 31, 2008. By comparison, Growth outperformed its benchmark—the Russell 1000 Growth Index—and the Lipper Large-Cap Growth Funds category average, which returned –36.95% and –38.55%,** respectively. See the previous page for the portfolio’s long-term performance compared with its benchmark.

The portfolio declined in a year of unprecedented turmoil in financial markets. No sector contributed positively to absolute returns; information technology shares detracted most. Growth held up better than the Russell index thanks to contributions from a number of sectors, led by consumer discretionary, financials, and materials shares. Information technology and industrials were the only sectors to detract from relative results.

Consumer Discretionary Contributed Most

Outperformance in the consumer discretionary sector was driven by stock picks in the multiline and specialty retail industries. The sector was home to the number-one overall contributor to relative results, an overweight position in Family Dollar Stores. In the specialty retail segment, performance benefited from larger-than-benchmark weightings in Urban Outfitters and The TJX Companies, which operates the T.J. Maxx and Marshalls chains, among others. Having exposure to these and other discount retailers during the period benefited portfolio performance in this difficult economic environment.

For example, in the consumer staples sector, Wal-Mart saw increased customer traffic while continuing to make progress on its turnaround. Wal-Mart was a top-five contributor to portfolio performance.

Top Ten Holdings as of October 31, 2008
	% of net assets as of 10/31/08	% of net assets as of 4/30/08
Apple, Inc.	3.4%	3.4%
Wal-Mart Stores, Inc.	3.1%	2.1%
Procter & Gamble Co. (The)	3.0%	1.3%
Cisco Systems, Inc.	3.0%	1.6%
QUALCOMM, Inc.	2.8%	2.5%
Coca-Cola Co. (The)	2.8%	2.2%
Google, Inc., Class A	2.3%	0.9%
Oracle Corp.	2.3%	0.8%
Raytheon Co.	2.3%	1.9%
Union Pacific Corp.	2.2%	0.4%
 *  All fund returns referenced in this commentary are for Investor Class shares.

** The Lipper Large-Cap Growth Funds category average returns for the five- and 10-year periods ended October 31, 2008, were -1.58% and -0.71%, respectively.

Other Key Contributors

Financials shares also helped relative performance, thanks to stock selection in the insurance space, as well as underweight positions in consumer finance and thrifts. The key contribution to relative results came from an overweight position in Chubb Corporation. Chubb had an essentially flat return during an otherwise very difficult year for financials stocks because it’s seen as a well-capitalized, higher-quality name.

Materials shares also helped relative performance, led by stock selection. Monsanto, the world’s largest seed producer, was the leading contributor in this space. It also helped to be underweight in the chemicals and metals and mining industries, which suffered from falling commodity prices and the outlook for slower economic growth and tighter credit. The portfolio had no exposure to the poorest-performing fertilizer and steel companies, led by Mosaic and U.S. Steel, respectively.

IT, Industrials Detracted

The information technology sector was the largest detractor from relative return. Stock selection in the software industry hurt performance, behind an underweight position in Microsoft, which was seen as a “safe haven” during the market turmoil. An underweight position and stock selection in IT services also detracted. Here it hurt to be underrepresented in IBM, another big safe-haven play, and overweight in Western Union and DST Systems during the period.

The industrial sector underperformed due to positioning in the electrical equipment, commercial services, road and rail, and building products industries. Stock selection was mixed, but allocation detracted—the portfolio was overweight the poor-performing electrical  equipment companies, and underrepresented in the other industry segments, which held up better.

Top Five Industries as of October 31, 2008
	% of net assets as of 10/31/08	% of net assets as of 4/30/08
Health Care Equipment & Supplies	8.1%	8.2%
Software	6.7%	4.4%
Communications Equipment	5.7%	8.1%
Semiconductors & Semiconductor Equipment	5.3%	5.7%
Oil, Gas & Consumable Fuels	5.1%	6.4%

Types of Investments in Portfolio
	% of net assets as of 10/31/08	% of net assets as of 4/30/08
Domestic Common Stocks	94.1%	93.1%
Foreign Common Stocks(1)	4.6%	6.3%
Total Common Stocks	98.7%	99.4%
Temporary Cash Investments	1.3%	0.5%
Other Assets and Liabilities(2)	--- (3)	0.1%

[1]	Includes depositary shares, dual listed securities and foreign ordinary shares.

[2]	Includes securities lending collateral and other assets and liabilities.

[3]	Category is less than 0.05% of total net assets.

Outlook

The Growth team’s investment process focuses on large companies exhibiting sustainable improvement in their businesses. The managers have a thesis on each stock they own and devote their entire research effort toward identifying the companies in each sector and industry that they feel are likely to outperform. It is the managers’ belief that owning such companies will generate outperformance over time versus the Russell 1000 Growth Index and the other funds in the large-growth peer group.

As a result, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2008, they found opportunity in the health care and consumer discretionary sectors, the portfolio’s largest overweight positions. The most notable sector underweights were in information technology and energy shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Life Sciences Fund

Technology Fund

Market Perspective

By Enrique Chang, Chief Investment Officer, American Century Investments

Financial Storm Sank Stocks

The year ended November 30, 2008, represented one of the most tumultuous periods in the history of the U.S. equity market as an ongoing financial storm and a recession battered the stock market.

Continued deterioration in the credit environment and a deepening liquidity crisis—ignited by last year’s mortgage-market meltdown—led to an increasingly urgent need for capital at many major financial companies. By September, the crisis reached a tipping point as a number of major financial institutions filed for bankruptcy, sold out to competitors to avoid insolvency, or were taken over by the federal government.

The U.S. economy, which officially entered a recession in December 2007, grew even more sluggish. Steady job losses pushed the unemployment rate up to a 15-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, increasing the likelihood of a global economic downturn. On the positive side, the slowing economic environment brought the prices of energy and other commodities down sharply from record highs reached during the summer.

The troubling financial and economic news led to an unprecedented level of stock market turbulence. Day-to-day volatility increased dramatically as investor confidence faltered, producing a market storm that has not been seen since the 1930s. Stocks declined in five of the last six months of the period, with October producing the worst monthly performance in 21 years and one of the 10 worst months in the stock market’s history.

Market Returns
For the 12 months ended November 30, 2008
U.S. Stocks
Russell 1000 Index (Large-Cap)	–38.98%
Russell Midcap Index	–44.04%
Russell 2000 Index (Small-Cap)	–37.46%
Foreign Stocks
MSCI EAFE Index	–47.79%
MSCI EM Index	–56.42%

Intervention and Resiliency

As business and economic conditions worsened, intervention increased. The U.S. government and the Federal Reserve have provided extraordinary levels of fiscal and monetary assistance, and other central banks and governments have contributed additional stimulus.

Furthermore, downturns play the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, so it may take some time before we are firmly on the road to recovery. However, we remain confident in the stock market’s long-term resiliency.

Life Sciences − Performance

Total Returns as of November 30, 2008
		Average Annual Returns
	1 year	5 years	Since Inception	Inception Date
Investor Class	-28.17%	-0.23%	-1.45%	6/30/00
S&P Composite 1500 Health Care Index	-30.45%	-0.74%	-1.85%	—
S&P 500 Index(1)	-38.09%	-1.39%	-3.92%	—
Institutional Class	-28.08%	-0.09%	-1.86%	7/17/00

[1]
Data provided by Lipper Inc. – A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.  International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of Class
$10,000 investment made June 30, 2000

One-Year Returns Over Life of Class
Periods ended November 30
	2000*	2001	2002	2003	2004	2005	2006	2007	2008
Investor Class	5.60%	-5.35%	-27.31%	23.16%	7.57%	13.43%	-1.88%	14.94%	-28.17%
S&P Composite 1500 Health Care Index	7.11%	-6.10%	-18.37%	8.06%	2.91%	10.26%	9.09%	11.93%	-30.45%
S&P 500 Index	-9.16%	-12.22%	-16.51%	15.09%	12.86%	8.44%	14.23%	7.72%	-38.09%

*From 6/30/00, the Investor’s Class’s inception date. Not annualized

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.  International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Life Sciences  ─ Portfolio Commentary

Portfolio Managers: Arnold Douville and Christy Turner*

Performance Summary

Life Sciences returned –28.17%** for the 12 months ended November 30, 2008. The portfolio’s benchmark, the S&P Composite 1500 Health Care Index, returned –30.45%. The broader equity market, represented by the S&P 500 Index, returned –38.09%.

Anxieties surrounding the economic slowdown and global financial market distress undermined the broader U.S. equity market during the period. Although inflationary worries eased in the final months of the reporting period, tighter credit conditions increasingly restricted access to operating capital and fueled investor pessimism. Befitting its reputation as a “safe haven” in volatile times, the health care sector outperformed the broader stock market. Nevertheless, every health care industry represented in the benchmark and the portfolio posted a negative total return for the 12-month period, with most posting double digit losses.

Stock Selection Drove Results

Stock selection in the health care industry accounted for the majority of the portfolio’s outperformance compared to the benchmark. Additionally, an underweight position in health care providers and services and an overweight position in health care equipment contributed positively to the portfolio’s relative performance.

Despite realizing positive effects from stock selection, our pharmaceuticals component, the portfolio’s largest industry weighting, detracted from relative performance due to our underweight position. Our stock selection in the biotechnology industry, the portfolio’s second-largest weighting, was a negative influence on performance.

*	As of December 19, 2008, Steve Lurito is the portfolio manager.

**	All fund returns referenced in this commentary are for Investor Class shares.

Top Ten Holdings as of November 30, 2008
	% of net assets as of 11/30/08	% of net assets as of 5/31/08
Abbott Laboratories	6.6%	5.5%
Johnson & Johnson	6.6%	5.7%
Thermo Fisher Scientific, Inc.	4.7%	6.6%
Amgen, Inc.	4.1%	—
Gilead Sciences, Inc.	4.1%	5.1%
Wyeth	4.0%	—
Celgene Corp.	3.9%	2.6%
Baxter International, Inc.	3.8%	4.2%
Teva Pharmaceutical Industries Ltd. ADR	3.7%	3.3%
Genentech, Inc.	3.4%	—

Sleep Disorder Company Was Top Stock

The health care equipment category was home to Respironics, the portfolio’s top contributor to relative performance. We maintained an overweight position in the company, a manufacturer of respiratory products for sleep disorders, which reported record earnings and revenue growth before being acquired by Royal Philips Electronics.

In the pharmaceuticals area, our out-of-benchmark positions in Israel’s Teva Pharmaceutical Industries, a generic drug manufacturer, and the United Kingdom’s Elan Corp., a biopharmaceuticals company, boosted performance. Teva reported higher sales and continued success with its multiple sclerosis drug and its inhalers. Elan rallied on encouraging results for its investigational Alzheimer’s disease drug and on prescription increases for its multiple sclerosis treatment.

Our small, out-of-benchmark position in Sigma-Aldrich, a supplier of biochemicals and organic chemicals to the life sciences industry, was a top contributor to relative performance during the period. The company reported improved margins, cash flow, and sales combined with a steady increase in its emerging-markets business.

Top Five Industries as of November 30, 2008
	% of net assets as of 11/30/08	% of net assets as of 5/31/08
Pharmaceuticals	39.1%	30.7%
Biotechnology	21.0%	11.7%
Health Care Equipment & Supplies	16.4%	27.1%
Health Care Providers & Services	13.4%	11.4%
Life Sciences Tools & Services	7.9%	10.6%

Types of Investments in Portfolio
	% of net assets as of 11/30/08	% of net assets as of 5/31/08
Domestic Common Stocks	85.7%	81.9%
Foreign Common Stocks(1)	14.0%	17.2%
Total Common Stocks	99.7%	99.1%
Temporary Cash Investments	1.1%	1.3%
Other Assets and Liabilities	(0.8)%	(0.4)%

[1]	Includes depositary shares, dual listed securities and foreign ordinary shares.

Underweights in Key Companies Detracted

Our underweight positions in Johnson & Johnson, the health care products and pharmaceuticals giant, and Amgen, a biotechnology company, represented the largest detractors to relative performance. Both companies were among the largest holdings in the portfolio, but they were underweighted compared with the benchmark. From a relative perspective, Johnson & Johnson benefited from its blue-chip status in a fairly recession-proof industry. Amgen benefited, on a relative basis, from solid earnings and positive phase 3 data for its pipeline product, denosumab, which treats low bone mass.

Our portfolio-only position in Switzerland’s Alcon, a surgical equipment and consumer eye-care products manufacturer, also detracted from results. Shares fell sharply after the company cut its revenue outlook. Alcon attributed the revised forecast to currency fluctuations tied to the strengthening U.S. dollar and to slowing U.S. prescription sales.

Outlook

Regardless of the macroeconomic environment, we will continue to emphasize companies from across the health care spectrum exhibiting accelerating earnings and reasonable valuations. Our investment decisions may result in shifts in industry weightings, but any such developments stem from a fundamental, bottom-up assessment of each company’s merits.

Technology  ─Performance

Total Returns as of November 30, 2008
		Average Annual Returns
	1 year	5 years	Since Inception	Inception Date
Investor Class	-51.13%	-8.56%	-15.16%	6/30/00
S&P Composite 1500 Technology Index	-43.26%	-5.65%	-12.83%	—
S&P 500 Index(1)	-38.09%	-1.39%	-3.92%	—
Institutional Class	-51.02%	-8.38%	-16.08%	7/14/00

[1]
Data provided by Lipper Inc. – A Reuters Company. © 2008 Reuters. All rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable. Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over Life of Class
$10,000 investment made June 30, 2000

One-Year Returns Over Life of Class
Periods ended November 30
	2000*	2001	2002	2003	2004	2005	2006	2007	2008
Investor Class	-36.20%	-34.48%	-31.10%	35.97%	-7.05%	7.75%	7.60%	21.33%	-51.13%
S&P Composite 1500 Technology Index	-33.66%	-29.22%	-27.70%	24.02%	1.48%	7.21%	7.65%	12.50%	-43.26%
S&P 500 Index	-9.16%	-12.22%	-16.51%	15.09%	12.86%	8.44%	14.23%	7.72%	-38.09%

*From 6/30/00, the Investor’s Class’s inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund’s investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Technology ─ Portfolio Commentary

Portfolio Manager: Tom Telford*

Performance Summary

Technology returned –51.13%** for the 12 months ended November 30, 2008. The portfolio’s benchmark, the S&P Composite 1500 Technology Index, returned –43.26%. The broader equity market, represented by the S&P 500 Index, returned –38.09%.

The global credit crisis culminated late in the period with a series of extraordinary corporate failures and takeovers and government intervention. These events triggered a widespread stock market downturn that significantly magnified the losses experienced earlier in the period. Growth stocks underperformed value stocks across the capitalization spectrum, as the sectors closely aligned with business and consumer spending suffered the most.

Stock Selection Hampered Results

Stock selection accounted for the portfolio’s underperformance relative to the benchmark. Specifically, our stocks in the IT services and software industries were among the largest detractors. In the IT services sector, our underweight position in IBM landed the computer manufacturer among the portfolio’s largest detractors to relative performance. Similarly, in the software industry, which ended the period as the portfolio’s largest sector, our underweighted position in Microsoft was the top detractor to relative results. The company reported healthy earnings throughout the reporting period, which helped its stock performance. But, as with most stocks, IBM and Microsoft declined in the final months of the period, due to dismal economic forecasts and the broad-based stock market sell-off.

Top Ten Holdings as of November 30, 2008
	% of net assets as of 11/30/08	% of net assets as of 5/31/08
Hewlett-Packard Co.	5.7%	—
Oracle Corp.	4.3%	2.3%
McAfee, Inc.	3.8%	—
QUALCOMM, Inc.	3.6%	—
Cisco Systems, Inc.	3.2%	4.5%
Websense, Inc.	3.2%	1.9%
Research In Motion Ltd.	3.1%	6.9%
Altera Corp.	3.1%	1.6%
Apple, Inc.	2.9%	3.2%
Netease.com ADR	2.7%	1.5%

After delivering strong performance in 2007 and early 2008, our position in Canada’s Research In Motion, the maker of the BlackBerry handheld device and one of the largest holdings in the portfolio, represented the greatest individual performance detractor for the 12-month period. Shares nose-dived after the company warned that new-product-related spending would erode profit margins. Concerns about the global economic slowdown also weighed on the stock price.

*	As of December 19, 2008, Steve Lurito is the portfolio manager.

**	All fund returns referenced in this commentary are for Investor Class shares.

Portfolio-only Positions Helped Performance

From a sector perspective, our small, portfolio-only exposure to the industrials and consumer discretionary sectors represented the greatest contributors to relative performance. For example, in the industrials sector, Japan’s Nissha Printing was among the portfolio’s top contributors to relative performance. The company, which engages in printing and publishing for industrial materials and electronic products, raised its dividend payment and revenue outlook, and announced a joint venture with a Tokyo-based internet and printing-related business.

In the electronic equipment industry, our small, out-of-benchmark position in Cogent, Inc., a provider of automated fingerprint identification systems, was the portfolio’s leading contributor to relative performance. The company advanced on strong earnings and sales growth, soaring demand for its products, and management’s stock buyback plan.

Top Five Industries as of November 30, 2008
	% of net assets as of 11/30/08	% of net assets as of 5/31/08
Software	25.5%	13.2%
Communications Equipment	15.8%	17.0%
Computers & Peripherals	14.4%	6.7%
Internet Software & Services	12.3%	11.6%
Semiconductors & Semiconductor Equipment	11.7%	30.3%

Types of Investments in Portfolio
	% of net assets as of 11/30/08	% of net assets as of 5/31/08
Domestic Common Stocks	84.6%	72.7%
Foreign Common Stocks(1)	14.0%	24.6%
Total Common Stocks	98.6%	97.3%
Temporary Cash Investments	1.1%	1.6%
Other Assets and Liabilities	0.3%	1.1%

(1)	Includes depositary shares, dual listed securities and foreign ordinary shares.

Outlook

We will continue to focus on technology firms with accelerating earnings and revenue growth rates and positive share-price momentum, as we believe such stocks will generate superior returns over time. As recent results demonstrate, sector funds can show strong volatility to the up- and downsides. Therefore, it may be best to use such funds in the context of a larger, long-term, growth-oriented strategy.

EXHIBIT C

FINANCIAL HIGHLIGHTS

The Financial Highlights itemize what contributed to the changes in share price during the most recently ended fiscal year. They also show the changes in share price for this period in comparison to changes over the last five fiscal years (or a shorter period if the share class is not five years old).

The Financial Highlights of each fund that follow have been audited by Deloitte & Touche LLP. Their Reports of Independent Registered Public Accounting Firm and the financial statements and financial highlights are included in the respective funds’ annual report, which are available upon request.

Growth Fund
Investor Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$26.78	$21.99	$19.80	$18.43	$17.26
Income From Investment Operations
Net Investment Income (Loss)(1)	0.04	0.04	0.02	0.08	(0.01)
Net Realized and Unrealized Gain (Loss)	(9.10)	4.76	2.26	1.30	1.18
Total From Investment Operations	(9.06)	4.80	2.28	1.38	1.17
Distributions
From Net Investment Income	(0.03)	(0.01)	(0.09)	(0.01)	—
Net Asset Value, End of Period	$17.69	$26.78	$21.99	$19.80	$18.43

Total Return(2)	(33.86)%	21.86%	11.51%	7.47%	6.78%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	0.15%	0.09%	0.38%	(0.07)%
Portfolio Turnover Rate	129%	112%	127%	77%	131%
Net Assets, End of Period (in millions)	$2,617	$4,133	$3,946	$4,008	$4,176

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Growth Fund
Institutional Class
For a Share Outstanding Throughout the Years Ended October 31
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$27.03	$22.19	$19.98	$18.59	$17.38
Income From Investment Operations
Net Investment Income (Loss)(1)	0.08	0.09	0.06	0.11	0.02
Net Realized and Unrealized Gain (Loss)	(9.17)	4.81	2.27	1.33	1.19
Total From Investment Operations	(9.09)	4.90	2.33	1.44	1.21
Distributions
From Net Investment Income	(0.08)	(0.06)	(0.12)	(0.05)	—
Net Asset Value, End of Period	$17.86	$27.03	$22.19	$19.98	$18.59

Total Return(2)	(33.71)%	22.13%	11.70%	7.72%	6.96%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	0.35%	0.29%	0.58%	0.13%
Portfolio Turnover Rate	129%	112%	127%	77%	131%
Net Assets, End of Period (in thousands)	$286,262	$284,695	$759,816	$689,983	$685,090

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Life Sciences Fund
Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$6.00	$5.22	$5.32	$4.69	$4.36
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.01)	(0.02)	(0.04)	(0.04)	(0.04)
Net Realized and Unrealized Gain (Loss)	(1.68)	0.80	(0.06)	0.67	0.37
Total From Investment Operations	(1.69)	0.78	(0.10)	0.63	0.33
Net Asset Value, End of Period	$4.31	$6.00	$5.22	$5.32	$4.69

Total Return(2)	(28.17)%	14.94%	(1.88)%	13.43%	7.57%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.35%	1.35%	1.46%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.16)%	(0.39)%	(0.67)%	(0.81)%	(0.85)%
Portfolio Turnover Rate	78%	73%	151%	162%	215%
Net Assets, End of Period (in thousands)	$66,285	$100,120	$112,648	$155,835	$155,530

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Life Sciences Fund
Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$6.09	$5.29	$5.38	$4.74	$4.40
Income From Investment Operations
Net Investment Income (Loss)(1)	----(2)	(0.01)	(0.02)	(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss)	(1.71)	0.81	(0.07)	0.67	0.37
Total From Investment Operations	(1.71)	0.80	(0.09)	0.64	0.34
Net Asset Value, End of Period	$4.38	$6.09	$5.29	$5.38	$4.74

Total Return(3)	(28.08)%	15.12%	(1.67)%	13.50%	7.73%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.15%	1.15%	1.26%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.04%	(0.19)%	(0.47)%	(0.61)%	(0.65)%
Portfolio Turnover Rate	78%	73%	151%	162%	215%
Net Assets, End of Period (in thousands)	$1,697	$2,309	$2,744	$3,953	$3,510

[1]	Computed using average shares outstanding throughout the period.

[2]	Per-share amount was less than $0.005.

[3]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Technology Fund
Investor Class
For a Share Outstanding Throughout the Years Ended November 30
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$25.60	$21.10	$19.61	$18.20	$19.58
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.18)	(0.21)	(0.24)	(0.19)	(0.24)
Net Realized and Unrealized Gain (Loss)	(12.91)	4.71	1.73	1.60	(1.14)
Total From Investment Operations	(13.09)	4.50	1.49	1.41	(1.38)
Net Asset Value, End of Period	$12.51	$25.60	$21.10	$19.61	$18.20

Total Return(2)	(51.13)%	21.33%	7.60%	7.75%	(7.05)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.50%	1.51%	1.51%	1.51%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.88)%	(0.91)%	(1.15)%	(1.06)%	(1.30)%
Portfolio Turnover Rate	178%	260%	385%	388%	279%
Net Assets, End of Period (in thousands)	$56,269	$130,854	$122,353	$137,710	$166,986

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

Technology Fund
Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value, Beginning of Period	$26.01	$21.40	$19.84	$18.38	$19.74
Income From Investment Operations
Net Investment Income (Loss)(1)	(0.14)	(0.17)	(0.20)	(0.15)	(0.20)
Net Realized and Unrealized Gain (Loss)	(13.13)	4.78	1.76	1.61	(1.16)
Total From Investment Operations	(13.27)	4.61	1.56	1.46	(1.36)
Net Asset Value, End of Period	$12.74	$26.01	$21.40	$19.84	$18.38

Total Return(2)	(51.02)%	21.54%	7.86%	7.94%	(6.89)%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.30%	1.31%	1.31%	1.31%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.68)%	(0.71)%	(0.95)%	(0.86)%	(1.10)%
Portfolio Turnover Rate	178%	260%	385%	388%	279%
Net Assets, End of Period (in thousands)	$2,662	$5,481	$5,051	$6,099	$7,805

[1]	Computed using average shares outstanding throughout the period.

[2]
Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

EXHIBIT D

FUNDAMENTAL INVESTMENT LIMITATIONS

The Funds’ fundamental investment policies are set forth below. These investment policies, the Funds' investment objectives and Growth’s status as diversified, may not be changed without shareholder approval. With the exception of the Funds’ respective policies regarding concentration and diversification, the fundamental investment limitations of the Funds are identical.

Subject	Policy
Senior Securities	Each Fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
Each Fund may not borrow money, except that each Fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
Each Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
Each Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration
Each Fund may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) except that the funds may concentrate their investments in securities of issuers as follows: engaged in the technology or telecommunications industries and related industry groups (Technology only); or engaged in the medical and health care industry and related industry groups (Life Sciences only).

Underwriting
Each Fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
Each Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	Each Fund may not invest for purposes of exercising control over management.

For purposes of the investment policy relating to concentration, a fund (except Life Sciences and Technology) shall not purchase any securities that would cause 25% or more of the value of the fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations,

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,
(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and
(d)	personal credit and business credit businesses will be considered separate industries.

Growth is diversified as defined in the Investment Company Act of 1940. Diversified means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies). Life Sciences and Technology are nondiversified. Nondiversified means that a fund may invest a greater portion of its assets in a smaller number of securities than a diversified fund. Although Life Sciences’ and Technology’s portfolio managers expect that the Funds will ordinarily satisfy the requirements of a diversified fund, their nondiversified status gives each Fund more flexibility to invest heavily in the most attractive companies identified by its methodology.

D-1

In addition, the Funds are subject to the following investment limitations that are not fundamental and may be changed by the Board of Directors. The non-fundamental investment limitations of the Funds are substantially similar.

Subject	Policy
Leveraging	Each Fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Fund.
Liquidity
Each Fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
Each Fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Futures and Options
Each Fund may enter into futures contracts and write and buy put and call options relating to futures contracts. Each Fund may not, however, enter into leveraged futures transactions if it would be possible for the Fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories
Each Fund may invest in the equity securities of issuers with limited operating histories. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

D-2

STATEMENT OF ADDITIONAL INFORMATION

March 2, 2009

REORGANIZATION OF

LIFE SCIENCES FUND AND
TECHNOLOGY FUND

EACH, A SERIES OF AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

IN EXCHANGE FOR SHARES OF

GROWTH FUND
A SERIES OF AMERICAN CENTURY MUTUAL FUNDS, INC.

Each fund has the following address:

4500 Main Street
Kansas City, Missouri 64111
Telephone No.: 1-800-345-2021

This Statement of Additional Information is not a prospectus. A Proxy Statement and Prospectus, dated March 2, 2009, related to the above-referenced matters may be obtained from American Century, on behalf of the funds listed above, by writing or calling American Century at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Proxy Statement and Prospectus.

TABLE OF CONTENTS

1.	The statement of additional information for Growth, a series of American Century Mutual Funds, Inc., dated March 1, 2009.
2.
The statement of additional information for Life Sciences and Technology, each a series of American Century World Mutual Funds, Inc., dated April 1, 2008, as supplemented on May 30, 2008; July 1, 2008; August 7, 2008; and December 24, 2008.

3.	Audited Financial Statements of Growth, a series of American Century Mutual Funds, Inc., dated October 31, 2008.
4.	Audited Financial Statements of Life Sciences and Technology, each a series of American Century World Mutual Funds, Inc., dated November 30, 2008.

INFORMATION INCORPORATED BY REFERENCE

The statement of additional information for Growth, a series of American Century Mutual Funds, Inc., dated March 1, 2009, is incorporated by reference to American Century Mutual Funds, Inc. Post-Effective Amendment No. 124 to its Registration Statement on Form N-1A (File No. 811-0816), which was filed with the Securities and Exchange Commission on or about February 27, 2009.

A combined statement of additional information for Life Sciences and Technology, each a series of American Century World Mutual Funds, Inc., dated April 1, 2008, is incorporated by reference to American Century World Mutual Funds, Inc.'s Post-Effective Amendment No. 48 to its Registration Statement on Form N-1A (File No. 811-6247), which was filed with the Securities and Exchange Commission on or about March 28, 2008.

Audited financial statements and financial highlights of Growth, a series of American Century Mutual Funds, Inc., dated October 31, 2008, including the Report of the Independent Registered Public Accounting Firm, are incorporated by reference to the fund's Annual Report to shareholders, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about December 31, 2008.

3

The respective audited financial statements and financial highlights of Life Sciences and of Technology, each a series of American Century World Mutual Funds, Inc., dated November 30, 2008, including the Report of the Independent Registered Public Accounting Firm, are incorporated by reference to the funds' Annual Report to shareholders, which was filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on or about February 4, 2009.

References to the above-listed documents include any supplements to such documents in effect as of the date of the related Proxy Statement/Prospectus.

4